General	6 Months Ended
Jun. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General	General
The Company
AerCap Holdings N.V., together with its subsidiaries (“AerCap,” “we,” “us” or the “Company”), is the global leader in aircraft leasing. Our ordinary shares are listed on the New York Stock Exchange under the ticker symbol AER. Our headquarters is located in Dublin, and we have offices in Shannon, Los Angeles, Singapore, Amsterdam, Shanghai and Abu Dhabi. We also have representative offices at the world’s largest aircraft manufacturers, The Boeing Company (“Boeing”) in Seattle and Airbus S.A.S. (“Airbus”) in Toulouse.
The Condensed Consolidated Financial Statements presented herein include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. was incorporated in the Netherlands as a public limited liability company (“naamloze vennootschap” or “N.V.”) on July 10, 2006.
On March 10, 2021, AerCap announced that it had entered into a definitive agreement with General Electric (“GE”) (NYSE: GE) pursuant to which AerCap will acquire 100% of GE Capital Aviation Services (“GECAS”), a wholly-owned subsidiary of GE (the “GECAS Transaction”). Under the terms of the agreement, GE will receive 111.5 million newly issued AerCap shares, approximately $24 billion of cash and $1 billion of AerCap subordinated notes, senior notes or cash. The GECAS Transaction is expected to close in the fourth quarter of 2021, subject to receipt of necessary regulatory approvals and satisfaction of other customary closing conditions. Upon completion of the transaction, GE is expected to own approximately 46% of the combined company and will be entitled to nominate two directors to the AerCap Board of Directors.